UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2025

Peoples Bancorp of North Carolina, Inc.
(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

000-27205	56-2132396
(Commission File No.)	(IRS Employer Identification No.)

518 West C Street, Newton, North Carolina	28658
(Address of Principal Executive Offices)	(Zip Code)

(828) 464-5620

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Peoples Bancorp of North Carolina, Inc.
INDEX

Page
Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year	3

Item 9.01 – Financial Statements and Exhibits	3

Signatures	4

Exhibit (3)(iii) Third Amended and Restated Bylaws of Peoples Bancorp of North Carolina, Inc.

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Table of Contents

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 16, 2025, the Board of Directors of the Registrant adopted the Third Amended and Restated Bylaws of Peoples Bancorp of North Carolina, Inc., a complete copy of which is attached hereto as Exhibit 3(iii).  The Third Amended and Restated Bylaws of Peoples Bancorp of North Carolina, Inc. amend, replace and supersede, in their entirety, the Second Amended and Restated Bylaws of Peoples Bancorp of North Carolina, Inc.  The amendments to the Bylaws reflect changes to the Registrant’s Articles of Incorporation to implement a majority voting standard in uncontested elections of directors, approved by the Registrant’s shareholders at the 2021 annual meeting of shareholders and described in the Registrant’s proxy statement filed with the SEC on March 24, 2021.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

(3)(iii) Third Amended and Restated Bylaws of Peoples Bancorp of North Carolina, Inc.

Disclosure about forward-looking statements

Statements made in this Form 8-K, other than those concerning historical information, should be considered forward-looking statements pursuant to the safe harbor provisions of the Securities Exchange Act of 1934 and the Private Securities Litigation Act of 1995.  These forward-looking statements involve risks and uncertainties and are based on the beliefs and assumptions of management and on the information available to management at the time that this report was prepared.  These statements can be identified by the use of words like “expect,” “anticipate,” “estimate,” and “believe,” variations of these words and other similar expressions.  Readers should not place undue reliance on forward-looking statements as a number of important factors could cause actual results to differ materially from those in the forward-looking statements.  Factors that might cause such a difference include, but are not limited to, changes in interest rate environment, management’s business strategy, national, regional, and local market conditions and legislative and regulatory conditions.

The Company undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.  Readers should also carefully review the risk factors described in other documents the Company files from time to time with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP OF NORTH CAROLINA, INC.

Date: January 17, 2025	By:	/s/ Jeffrey N. Hooper
Jeffrey N. Hooper
Executive Vice President and Chief Financial Officer

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